UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 11, 2023

SCILEX HOLDING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-39852	92-1062542
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

960 San Antonio Road, Palo Alto, California, 94303

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (650) 516-4310

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	SCLX	The Nasdaq Stock Market LLC
Warrants to purchase one share of common stock, each at an exercise price of $11.50 per share	SCLXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 8.01.	Other Events.

Background

As previously disclosed by Scilex Holding Company (the “Company”), on February 13, 2023, Sorrento Therapeutics, Inc. (“Sorrento”), the Company’s controlling stockholder, and its wholly-owned direct subsidiary, Scintilla Pharmaceuticals, Inc. (together with Sorrento, the “Debtors”), commenced voluntary proceedings under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”). The Debtors’ Chapter 11 proceedings are jointly administered under the caption In re Sorrento Therapeutics, Inc., et al., Case Number 23-90085 (DRJ) (the “Chapter 11 Cases”).

As previously disclosed by the Company, on July 5, 2023, the Debtors executed, and the Bankruptcy Court entered an interim order (the “Interim DIP Order”) approving, that certain Debtor-in-Possession Term Loan Facility Summary of Terms and Conditions with the Company, pursuant to which the Company provided the Debtors with a non-amortizing super-priority junior secured term loan facility (the “Junior DIP Facility”) in an aggregate principal amount not to exceed the sum of (i) $20,000,000 (the “Base Amount”), plus (ii) the amount of the commitment fee and the funding fee, each equal to 1% of the Base Amount, plus (iii) the amount of the DIP Lender Holdback (as defined in the Interim DIP Order). The Bankruptcy Court entered a final order approving the Junior DIP Facility on July 27, 2023. After a hearing before the Bankruptcy Court on August 7, 2023, the Bankruptcy Court approved (and Oramed Pharmaceuticals Inc. (“Oramed”) had previously agreed), pursuant to definitive financing documentation entered into on August 9, 2023, to provide a non-amortizing super-priority senior secured debtor-in-possession term loan facility (the “Senior DIP Facility”) in an aggregate principal amount of $100,000,000, which amount was subsequently drawn in full by the Debtors.

Also as previously disclosed by the Company, in connection with the Chapter 11 Cases, Sorrento entered into that certain Stock Purchase Agreement, dated August 7, 2023 (as amended by that certain First Amendment to Stock Purchase Agreement, dated August 9, 2023, and that certain Second Amendment to Stock Purchase Agreement, dated August 21, 2023, the “Oramed SPA”), with Oramed, pursuant to which Oramed agreed to buy, and Sorrento agreed to sell for a purchase price of $105 million (which purchase price consisted of a credit bid on a dollar-for-dollar basis in respect of the full amount of outstanding obligations under the Senior DIP Facility as of the closing date of the sale, with the remaining balance to be paid in cash to Sorrento), following the conclusion of the auction that commenced on August 14, 2023 (the “Auction”), the following: (A) 59,726,737 shares of the common stock of the Company (the “Scilex Common Shares”); (B) 29,057,096 shares of Series A preferred stock of the Company (the “Scilex Preferred Shares”); and (C) warrants exercisable for 2,245,309 Scilex Common Shares.

As previously disclosed by Sorrento, following the conclusion of the Auction, on August 17, 2023, Sorrento filed a Notice of (I) Successful Bidder and Successful Bid, (II) Reset of Sale Hearing, and (III) Sale Objection Deadline announcing Oramed as the successful bidder in the Auction. On August 25, 2023, the Bankruptcy Court held a hearing to consider approval of the transactions contemplated by the Oramed SPA. The Bankruptcy Court approved such transactions on the record at the hearing and in an order entered on August 30, 2023 (the “Oramed Sale Order”). Thereafter, Sorrento and Oramed continued discussions and negotiations relating to the sale contemplated under the Oramed SPA; however, such sale has not yet closed as of the date of this Current Report on Form 8-K.

The Scilex Term Sheets

On September 11, 2023, the Company, Oramed and Sorrento executed non-binding term sheets relating to, among other things, the Securities Transfer (as defined below) (the “Securities Transfer Term Sheet”) (which the official committee of unsecured creditors and the official committee of equity security holders in the Chapter 11 Cases have each signed as “Consenting Parties” thereto) and the Note (as defined below) (the “Note Term Sheet” and together with the Securities Transfer Term Sheet, the “Scilex Term Sheets”). The Scilex Term Sheets are subject to entry into definitive documentation relating thereto. The transactions contemplated by the Scilex Term Sheets are expected to close on or about September 19, 2023.

Pursuant to the Securities Transfer Term Sheet, the parties to the Securities Transfer Term Sheet agreed that the Company would be declared the new successful bidder and would acquire all of the Scilex Common Shares owned by Sorrento (other than Scilex Common Shares held in abeyance by Sorrento on behalf of certain warrantholders of Sorrento) (the “Common Transfer Shares”), (ii) all of the Scilex Preferred Shares owned by Sorrento (the “Preferred Transfer Shares”) and (iii) all of the warrants for the purchase of shares of Scilex common stock owned by Sorrento (the “Transfer Warrants”, and together with the Common Transfer Shares and the Preferred Transfer Shares, the “Transfer Securities”) (collectively, the “Securities Transfer”) for aggregate consideration consisting of: (i) $110 million, to be paid as follows: (x) an advance payment of $5 million in cash to be paid within two business days after entry of the final order approving the Scilex Term Sheets (which order was entered on September 12, 2023), (y) $100 million on the closing of the Securities Transfer (either payable in cash through Option 1 or pursuant to the Senior DIP Assumption through Option 2 (each as defined below)), and (z) $5 million in cash to be paid upon the closing of the Securities Transfer; plus (ii) the assumption by the Company of certain obligations of Sorrento to Paul Hastings LLP for legal fees and expenses in the amount of approximately $12.25 million; plus (iii) a credit bid of all amounts owed to the Company under the Junior DIP Facility. Such Securities Transfer will be consummated through one of two options: (A) Hudson Bay Capital Management LP (“Hudson Bay”) funds $115 million to the Company in connection with certain definitive documentation between the Company and Hudson Bay relating thereto (“Option 1”); or (B) if Hudson Bay fails to timely provide such funding pursuant to its commitment, the Company will assume (the “Senior DIP Assumption”) the Debtors’ obligations under the $100 million Senior DIP Facility (“Option 2”).

Additionally, each of Oramed and Sorrento irrevocably waived any failure to satisfy a closing condition and any termination event or right of termination set forth in the Oramed SPA to the extent such failure directly results solely from certain permitted debt financings or the use of the Standby Equity Purchase Agreement entered into between the Company and YA II PN, Ltd., dated November 17, 2022, as amended by an Amended and Restated Standby Equity Purchase Agreement, dated February 8, 2023 and/or the Standby Equity Purchase Agreement, dated January 8, 2023, between the Company and B. Riley Principal Capital II (collectively, the “ELOC Waiver”).

The definitive documents relating to the Securities Transfer are also expected to contain the following releases: (i) upon the closing of any Securities Transfer (under either Option 1 or Option 2), a mutual release between Oramed (on the one hand) and the Debtors and the Company (on the other hand) in connection with all matters related to the Oramed SPA and the Chapter 11 Cases; (ii) if the Securities Transfer is consummated through Option 1, a mutual release between the Debtors and the Company (and related parties) relating to the negotiation of the Securities Transfer or as a result of the Securities Transfer; and (iii) if the Securities Transfer is consummated through Option 2, (A) a mutual release between Oramed (on the one hand) and the Debtors and the Company (on the other hand) of all claims, other than the Company’s obligations under the transaction documents and (B) a mutual release between the Debtors and the Company (and their respective related parties) relating to the negotiation of the Securities Transfer or as a result of the Securities Transfer.

In the event the Senior DIP Assumption occurs, the Note Term Sheet provides that, among other things, in exchange for the Senior DIP Assumption, the Company will issue a senior secured note to Oramed in an amount equal to the unpaid principal and accrued and unpaid interest under the Senior DIP Facility (as noted above, the original aggregate principal amount of such facility is $100,000,000), secured by a senior lien on substantially all of the Company’s assets, subject to certain exclusions as set forth in the Note Term Sheet (the “Note”). The Note will mature on the 18-month anniversary of the closing of the transactions contemplated by the Scilex Term Sheets and will bear interest at a per annum rate equal to the Secured Overnight Financing Rate (“SOFR”) plus 8.5%, which will be payable in-kind, by being capitalized and added to the principal amount of the Note, on a monthly basis. The Note Term Sheet also provides that, among other things, the Company will issue to Oramed warrants to purchase an aggregate of 13.0 million Scilex Common Shares at an exercise price of $0.01 per share, transfer to Oramed warrants to purchase 4.0 million shares of Scilex Common Shares out of the Transfer Warrants repurchased from Sorrento, which have an exercise price of $11.50 per share, grant certain registration rights with respect to the warrants that Oramed will receive, grant certain board observer rights to Oramed and reimburse Oramed for costs and expenses not to exceed $2.91 million. After a hearing before the Bankruptcy Court on September 12, 2023, the Bankruptcy Court entered a final order (the “Final Order”) approving the Scilex Term Sheets. In connection therewith, the Bankruptcy Court also ordered (i) the Oramed SPA to be conditionally terminated and the Oramed Sale Order conditionally vacated, effective upon closing the Securities Transfer to the Company, and (ii) the restrictions on certain transfers of Scilex Common Shares set forth in the Court’s Order Extending the Application of the Automatic Stay to Continue the Restricted Trading Period for Shares of Scilex Stock Distributed to the Debtors’ Shareholders to be extended from September 1, 2023 to March 31, 2024.

The foregoing summaries of the Scilex Term Sheets are qualified in their entirety by reference to the full text of such term sheets. A copy of the Securities Transfer Term Sheet and the Note Term Sheet are attached to this Current Report on Form 8-K as Exhibit 99.1 and Exhibit 99.2, respectively, and incorporated by reference herein.

Additional information about the Chapter 11 Cases, including access to copies of the Final Order, the Scilex Term Sheets, and other documents filed with the Bankruptcy Court, is available online at https://cases.stretto.com/sorrento, a website administered by Stretto, a third-party bankruptcy claims and noticing agent. The information on that website is not incorporated by reference into, and does not constitute part of, this Current Report on Form 8-K.

On September 13, 2023, the Company issued a press release announcing the execution of the Scilex Term Sheets and the entry by the Bankruptcy Court of the Final Order. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.3 and incorporated by reference herein.

Cautionary Statement Concerning Forward-Looking Statements

This Current Report on Form 8-K includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the consummation of the Securities Transfer and the other transactions contemplated by the Scilex Term Sheets. The Company’s actual results or outcomes and the timing of certain events may differ significantly from those discussed in any forward-looking statements. These statements are based on various assumptions and on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability.

Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including risks associated with the Company’s ability to execute definitive documents in respect of and to close the transactions contemplated by the Scilex Term Sheets, in a timely manner or at all; the failure to satisfy conditions to completion of the transactions contemplated by the Scilex Term Sheets, including receipt of required approvals, or the failure to close such transactions for any other reason; the occurrence of any event, change or other circumstances that could give rise to the termination of the transactions contemplated by the Scilex Term Sheets or the definitive documentation relating thereto; and those factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and subsequent Quarterly Reports on Form 10-Q filed with the SEC in each case under the heading “Risk Factors,” and other documents of the Company filed, or to be filed, with the SEC. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company presently does not know or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of this document. The Company anticipates that subsequent events and developments will cause its assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this document. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Term Sheet, Dated September 11, 2023 among Scilex Holding Company, Sorrento Therapeutics, Inc. and Oramed Pharmaceuticals Inc. relating to the Securities Transfer (as defined above).

99.2	Term Sheet, Dated September 11, 2023 among Scilex Holding Company, Sorrento Therapeutics, Inc. and Oramed Pharmaceuticals Inc. relating to the Note (as defined above).

99.3	Press Release, dated September 13, 2023.

104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCILEX HOLDING COMPANY

By:	/s/ Jaisim Shah
Name:	Jaisim Shah
Title:	Chief Executive Officer & President

Date: September 13, 2023